CONSENT AND FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
This CONSENT AND FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of January 29, 2016 (this “Amendment”), is entered into by and among THE PRIVATEBANK AND TRUST COMPANY (in its individual capacity, “PrivateBank”), as administrative agent for the lenders (the “Lenders”) party to the Loan Agreement (as defined below) (in such capacity, together with its successors and assigns, the “Administrative Agent”), the Lenders, and each of WESTMORELAND COAL COMPANY, a Delaware corporation (“Westmoreland Parent”), WESTMORELAND ENERGY LLC, a Delaware limited liability company (“Westmoreland Energy”), WESTMORELAND – NORTH CAROLINA POWER, L.L.C., a Virginia limited liability company (“Westmoreland NC”), WEI-ROANOKE VALLEY, INC., a Delaware corporation (“WEI”), WESTMORELAND – ROANOKE VALLEY, L.P., a Delaware limited partnership (“Westmoreland Roanoke”), WESTMORELAND PARTNERS, a Virginia general partnership (“Westmoreland Partners”), WESTMORELAND RESOURCES, INC., a Delaware corporation (“Westmoreland Resources”), WESTMORELAND COAL SALES COMPANY, INC., a Delaware corporation (“Coal Sales”), WRI PARTNERS, INC., a Delaware corporation (“WRI”), WCC LAND HOLDING COMPANY, INC., a Delaware corporation (“WCC”), WESTMORELAND CANADA LLC, a Delaware limited liability company (“WC LLC”), WESTMORELAND ENERGY SERVICES, INC., a Delaware corporation (“WES”), WESTMORELAND MINING LLC, a Delaware limited liability company (“WML”), WESTERN ENERGY COMPANY, a Montana corporation (“WECO”), TEXAS WESTMORELAND COAL CO., a Montana corporation (“TWCC”), WESTMORELAND SAVAGE CORPORATION, a Delaware corporation (“Savage”), DAKOTA WESTMORELAND CORPORATION, a Delaware corporation (“Dakota”), and BUCKINGHAM COAL COMPANY, LLC, an Ohio limited liability company (“Buckingham”; together with Westmoreland Parent, Westmoreland Energy, Westmoreland NC, WEI, Westmoreland Roanoke, Westmoreland Partners, Westmoreland Resources, Coal Sales, WRI, WCC, WC LLC, WES, WML, WECO, TWCC, Savage and Dakota, each a “US Borrower” and collectively, the “US Borrowers”), WESTMORELAND CANADIAN INVESTMENTS L.P., a limited partnership organized and existing under the laws of the Province of Quebec (“WC Investments”), WESTMORELAND CANADA HOLDINGS, INC., a corporation organized and existing under the laws of the Province of Alberta (“Westmoreland Canada”), WESTMORELAND PRAIRIE RESOURCES INC., a corporation organized and existing under the laws of the Province of Alberta (“WPR”), PRAIRIE MINES & ROYALTY ULC, an unlimited liability company organized under the laws of the Province of Alberta (“PMRL”; together with WC Investments, Westmoreland Canada, WPR, and PMRL, each a “Canadian Borrower” and collectively, the “Canadian Borrowers”), and WCC HOLDING B.V., a B.V. organized and existing under the laws of the Netherlands (“WCC BV”).
W I T N E S S E T H:
WHEREAS, the US Borrowers, the Canadian Borrowers, WCC B.V., the Administrative Agent and the Lenders entered into a certain Second Amended and Restated Loan and Security Agreement dated as of December 16, 2014, as amended by that certain Joinder and First Amendment to Second Amended and Restated Loan and Security Agreement dated March 26, 2015, that certain

CHICAGO/#2796156.9

Consent and Second Amendment to Second Amended and Restated Loan and Security Agreement dated as of May 29, 2015 and that certain Third Amendment to Second Amended and Restated Loan and Security Agreement dated as of December 31, 2015 (as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which the US Borrowers and the Canadian Borrowers established certain financing arrangements with the Lenders;
WHEREAS, Borrowers have notified Lenders that Westmoreland has entered into a Stock Purchase Agreement dated as of July 1, 2015 (together with all exhibits and schedules thereto, the “Purchase Agreement”) with BHP Billiton New Mexico Coal, Inc. (the “Seller”), pursuant to which, among other things, (i) Westmoreland has agreed, subject to the terms and conditions set forth in the Purchase Agreement, to purchase all of the issued and outstanding equity of San Juan Coal Company, a Delaware corporation (“SJCC”), and San Juan Transportation Company, a Delaware corporation (together with SJCC, the “Targets”), and (ii) upon closing of such equity purchase, each Target will become a wholly owned subsidiary of Westmoreland (such transactions contemplated by the Purchase Agreement, the “San Juan Acquisition Transaction”);
WHEREAS, pursuant to the Consent Under Second Amended and Restated Loan and Security Agreement dated October 19, 2015 among Westmoreland, the other Borrowers and the Lenders, the Lenders consented to the formation of WLB Escrow Corporation, a Delaware corporation, that is a wholly-owned Unrestricted Subsidiary of Westmoreland;
WHEREAS, WLB Escrow Corporation intends to change its name to Westmoreland San Juan Holdings, Inc.(“SJ Holdings”);
WHEREAS, to complete the San Juan Acquisition Transaction, SJ Holdings intends to form a new subsidiary, Westmoreland San Juan, LLC, a Delaware limited liability company “Newco”);
WHEREAS, Newco will be an Unrestricted Subsidiary of Westmoreland to which Westmoreland will assign the Purchase Agreement, and Newco’s sole purposes will be to purchase the equity of the Targets pursuant to the Purchase Agreement, to act as the holding company for the Targets and to borrow and repay the San Juan Acquisition Debt (as defined below);
WHEREAS, to finance the San Juan Acquisition Transaction, Westmoreland intends to invest $10,000,000 (the “Newco Equity Investment”) as equity into Newco and pay expenses in connection with the San Juan Acquisition Transaction and San Juan Acquisition Debt not to exceed $4,000,000 in the aggregate (the “Expenses Payment”), and Newco intends to incur a new term loan in an amount not to exceed $125,000,000 from NM Capital Utility Corporation, a Delaware corporation (the “Newco Lender”), in accordance with the terms of that certain Loan Agreement to be dated as of January 31, 2016 (as amended, modified or restated from time to time, the “San Juan Loan Agreement”) among Newco Lender, Bank of Tokyo-Mitsubishi UFJ, Ltd., as agent, Newco, as the borrower thereunder, and SJ Holdings and the Targets, as guarantors (the “San Juan Acquisition Debt”);
WHEREAS, in connection with the closing of the San Juan Acquisition Transaction, Westmoreland is required to indemnify Seller or its Affiliates for certain contingent obligations of

2
CHICAGO/#2796156.9

Seller relating to San Juan in accordance with the terms of (i) that certain Indemnification Agreement Regarding Guaranty of Payment of Utility Payment Stream dated as of January 31, 2016 (Cimarron) among Westmoreland Coal Company and BHP Minerals International, LLC, a Delaware limited liability company, attached hereto as Exhibit A, (ii) that certain Indemnification Agreement Regarding Fruitland Subleases and Guaranty of Payment dated as of January 31, 2016 among Westmoreland, BHP Minerals International, LLC, a Delaware limited liability company, and BHP Billiton Limited, a company registered in Victoria, Australia, attached hereto as Exhibit B (collectively, the “BHP Indemnification Agreements”);
WHEREAS, in connection with the San Juan Acquisition Transaction, Westmoreland agreed to enter into that certain (i) Coal Supply Agreement dated as of July 1, 2015 between Public Service Company of New Mexico (“PNM”) and Westmoreland (together with the exhibits and schedules thereto, the “San Juan Coal Supply Agreement”), (ii) Reclamation Services Agreement dated as of July 1, 2015 between PNM and Westmoreland (together with the exhibits and schedules thereto, the “Reclamation Services Agreement”), and (iii) Coal Combustion Residuals Disposal Agreement dated as of July 1, 2015 between PNM and Westmoreland (together with the exhibits and schedules thereto, the “CCRD Agreement” and, collectively with the San Juan Coal Supply Agreement and the Reclamation Services Agreement, the “PNM Agreements”);
WHEREAS, neither Westmoreland nor any of the other Borrowers shall (i) be a borrower, guarantor, loan party, or other obligor, or have any obligation or liability to any lender party to the San Juan Loan Agreement, or for any of the San Juan Acquisition Debt or (ii) have any obligation or liability to provide credit support or otherwise be liable to any third party for any other obligation of SJ Holdings, Newco or the Targets or any other Person party to the San Juan Acquisition Transaction other than the contingent obligations of Westmoreland under the BHP Indemnification Agreements and the PNM Agreements;
WHEREAS, the Borrowers recognize that pursuant to the Loan Agreement, the Borrowers are required to obtain the consent of Lenders prior to (i) the consummation of the formation of Newco, (ii) the making of the Newco Equity Investment, (iii) the consummation of the San Juan Acquisition Transaction, (iv) entering into the BHP Indemnification Agreements and (v) the effectiveness of the PNM Agreements;
WHEREAS, the Borrowers are requesting, pursuant to the Loan Agreement, (a) the consent of Lenders to (i) the formation of Newco, (ii) the making of the Newco Equity Investment, (iii) the consummation of the San Juan Acquisition Transaction, (iv) the entry into the BHP Indemnification Agreements and the PNM Agreements and (v) the designation of SJ Holdings, Newco and the Targets as Unrestricted Subsidiaries, and (b) the amendment to the Loan Agreement in accordance with the terms herein; and
WHEREAS, the Lenders are willing to consent to the foregoing transactions and revise the Loan Agreement as set forth herein subject to the Borrowers executing and delivering this Amendment to the Administrative Agent and the Lenders.

3
CHICAGO/#2796156.9

NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:
Section 1.Incorporation of the Loan Agreement. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Loan Agreement, and the Loan Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Loan Agreement or the other Loan Documents are inconsistent with the amendments set forth in Section 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Loan Agreement and the other Loan Documents shall remain in full force and effect and its provisions shall be binding on the parties hereto.
Section 2.    Consent. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof and the covenants set forth in Section 5 hereof:
    (a)    Notwithstanding Section 12.7 (Use of Proceeds), Section 13.4 (Mergers, Sales, Acquisitions, Subsidiaries and Other Transactions Outside the Ordinary Course of Business), Section 13.6 (Investments/Loans), Section 13.9 (Affiliate Transactions) and Section 13.13 (Contingent Obligations) of the Loan Agreement, Lenders hereby consent to (i) the formation of Newco, (ii) the designation of each of SJ Holdings, Newco and the Targets as Unrestricted Subsidiaries, (iii) the making of the Newco Equity Investment, (iv) the consummation of the San Juan Acquisition Transaction, (v) the making of the Expenses Payment, and (vi) entering into the BHP Indemnification Agreements and the PNM Agreements, and the performance of its obligations thereunder (including, without limitation, the entry into, and performance of its obligations under, the guaranties that are exhibits to the PNM Agreements) so long as no Borrower is or shall be required to (A) become a borrower, guarantor or loan party under the San Juan Loan Agreement, or otherwise have any obligation or liability for the San Juan Acquisition Debt at any time, (B) assume any liabilities or obligations of SJ Holdings, Newco or the Targets (including, but not limited to, the San Juan Acquisition Debt) at any time, other than the contingent obligations of Westmoreland under the BHP Indemnification Agreements and the PNM Agreements, or (C) have any obligation or liability to provide credit support or otherwise be liable to any third party at any time, for any other obligation of SJ Holdings, Newco or the Targets other than the contingent obligations under the BHP Indemnification Agreements and the PNM Agreements. In addition to the foregoing, consent to the transaction is subject to the satisfaction of the following financial covenants after giving effect to the closing of the San Juan Acquisition Transaction on a pro-forma basis calculated on a basis consistent with Exhibit C attached hereto: (i) the Borrowers have a Leverage Ratio of no more than 4.0:1.0 as of the last day of the fiscal quarter most recently ended after giving effect to such San Juan Acquisition Transaction (including, but not limited to, the inclusion of the pro-forma EBITDA of the Targets for the twelve month period ending December 31, 2015) and (ii) the Borrowers have total funded indebtedness (comprised of the Secured Term Debt and the San Juan Acquisition Debt) of less than $810,000,000. Lenders acknowledge that pursuant to Section 12.13(c) of the Loan Agreement, neither SJ Holdings, Newco nor the Targets are

4
CHICAGO/#2796156.9

required to become or will become Borrowers under the Loan Agreement, subject to the continued satisfaction of the terms herein.
(b)    The foregoing consent is expressly limited to the transactions described above in this Section 2, and shall not be deemed or otherwise construed to constitute a consent to any other transaction, whether or not similar to the transactions described above in this Section 2. Lenders have granted the consent set forth in this Section 2 in this particular instance and in light of the facts and circumstance that presently exist, and the grant of such consent shall not constitute a course of dealing or impair Lenders’ right to withhold any similar consent in the future.
Section 3.    Amendments to the Loan Agreement. Subject to the terms and conditions hereof, the Loan Agreement is amended as follows:
(a)    The definition of the terms “BHP Indemnification Agreements”, “CCRD Agreement”, “NM Capital”, “PNM Agreements”, “Reclamation Services Agreement”, “San Juan”, “San Juan Acquisition”, “San Juan Acquisition Debt”, “San Juan Coal Supply Agreement”, “San Juan Loan Agreement” and “SJ Holdings” are hereby added to the Loan Agreement to read as follows:
“BHP Indemnification Agreements” means (i) that certain Indemnification Agreement Regarding Guaranty of Payment of Utility Payment Stream dated as of January 31, 2016 (Cimarron) among Westmoreland San Juan Coal Company and BHP Minerals International, LLC, a Delaware limited liability company, and (ii) that certain Indemnification Agreement Regarding Fruitland Subleases and Guaranty of Payment dated as of January 31, 2016 among Westmoreland, BHP Minerals International, LLC, a Delaware limited liability company, and BHP Billiton Limited, a company registered in Victoria, Australia.
“CCRD Agreement” means that certain Coal Combustion Residuals Disposal Agreement dated as of July 1, 2015 between Public Service Company of New Mexico and Westmoreland, together with the exhibits and schedules thereto.
“NM Capital” means NM Capital Utility Corporation, a Delaware corporation.
“PNM Agreements” means, collectively, the San Juan Coal Supply Agreement, the Reclamation Services Agreement and the CCRD Agreement.
“Reclamation Services Agreement” means that certain Reclamation Services Agreement dated as of July 1, 2015 between Public Service

5
CHICAGO/#2796156.9

Company of New Mexico and Westmoreland, together with the exhibits and schedules thereto.
“San Juan” means collectively, each of San Juan Coal Company, a Delaware corporation, and San Juan Transportation Company, a Delaware corporation.
“San Juan Acquisition” means the purchase by SJ Holdings of the equity interests of San Juan.
“San Juan Acquisition Debt” means all indebtedness and liabilities arising under the San Juan Loan Agreement.
“San Juan Coal Supply Agreement” means that certain Coal Supply Agreement dated as of July 1, 2015 between Public Service Company of New Mexico and Westmoreland.
“San Juan Loan Agreement” means that certain Loan Agreement dated as of January 31, 2016 among NM Capital, as lender, Tokyo-Mitsubishi UFJ, Ltd., as agent, Westmoreland San Juan Holdings, Inc., Westmoreland San Juan LLC, San Juan Transportation Company and San Juan Coal Company, as amended, modified or restated from time to time.
“SJ Holdings” means Westmoreland San Juan Holdings, Inc., a Delaware corporation.
(b)    Paragraph (9) of the definition of “Interest Expense” set forth in Section 1 of the Loan Agreement is hereby amended and restated to read as follows:
(9)    all interest on any Indebtedness of any other Person guaranteed by such Person; provided, that to the extent directly related to the issuance of the Secured Term Debt, amortization of debt issuance costs, debt discount or premium and other financing fees and expenses shall be excluded. Interest Expense shall be calculated after giving effect to Hedging Obligations (including associated costs) involving interest rate swap and collar agreements, but excluding unrealized gains and losses with respect to Hedging Obligations. Notwithstanding the foregoing, Interest Expense shall be allocated among the Canadian Borrowers and the US Borrowers on a percentage basis for each calendar year as follows:

Computation Date	Canadian Interest Expense	US Interest Expense
Fourth Quarter 2015 and each year thereafter	70.0%	30.0%

6
CHICAGO/#2796156.9

(c)    Each of Newco and the Targets shall be deemed to be an Unrestricted Subsidiary under the Loan Agreement, subject to the limitations set forth in the definition of “Unrestricted Subsidiary.” It is understood and agreed that all financial performance of SJ Holdings, Newco and the Targets shall be excluded from the financial covenant calculations set forth in Section 14 of the Loan Agreement.
(d)    A new Section 12.14 is hereby added to the Loan Agreement to read as follows:
12.14 San Juan Escrow Account. On or before March 1, 2016, Westmoreland shall cause San Juan to establish an escrow account (or other depository account acceptable to Administrative Agent in its sole discretion) at PrivateBank (the “San Juan Royalty Escrow Account”) which will be utilized exclusively for the deposit of all utility payment streams and economic interest payments (collectively, the “San Juan Royalty Payments”) received from Public Service Company of New Mexico (“PNM”) or Tucson Electric Power Company (“TEP”) or any successors thereto as referenced in the BHP Indemnification Agreements. Within three (3) days after receipt of any San Juan Royalty Payment, Westmoreland shall cause San Juan to deposit such royalty payments into the San Juan Royalty Escrow Account. All San Juan Royalty Payments shall remain on deposit in the San Juan Royalty Escrow Account until such time as such royalty payments are required to be paid to Cimarron Coal Company, AU Mines and First Trust of California National Association as set forth in the BHP Indemnification Agreements in accordance with the underlying contractual agreements governing the payment of the San Juan Royalty Payments.
(e)    A new Section 12.2.9 is hereby added to the Loan Agreement to read as follows:
12.2.9 San Juan Obligations. Promptly advise the Administrative Agent of (i) any default by SJ Holdings, Newco or the Targets under the San Juan Loan Agreement, (ii) any breach or default by Westmoreland or San Juan under any PNM Agreement or (iii) any claim or demand under the BHP Indemnification Agreements.
(f)    A new Section 13.15 is hereby added to the Loan Agreement to read as follows:
13.15 San Juan Obligations. No Borrower has any obligation or liability (i) for any of the San Juan Acquisition Debt or (ii) to any other Person for liabilities or obligations of SJ Holdings or San Juan,

7
CHICAGO/#2796156.9

except in connection with the PNM Agreements and the BHP Indemnification Agreements.
(g)    A new Section 15.15 is hereby added to the Loan Agreement to read as follows:
15.15. San Juan Claims. Any (a) material default or breach by Westmoreland or San Juan occurs under any PNM Agreement or (b) claim is made against any Borrower for (i) any obligation or liability of SJ Holdings, Newco or the Targets (including, but not limited to, the San Juan Acquisition Debt) or (ii) any obligation or liability of any Person associated with the San Juan Acquisition (including, but not limited to, any claim or demand arising under the BHP Indemnification Agreements).
(h)    Schedule 11.9 attached to the Loan Agreement is hereby amended to include the Supplemental Schedule 11.9 attached hereto as Exhibit D. Such Supplemental Schedule is hereby incorporated into the Loan Agreement as if originally set forth therein as a supplement to the existing Schedule 11.9 to the Loan Agreement.
Section 4.    Effectiveness Conditions. The amendments and other agreements set forth herein shall be effective upon the satisfaction of all of the following conditions precedent, each to the satisfaction of the Administrative Agent in its sole discretion:
(a)    Receipt by the Administrative Agent from each of the Lenders, the Administrative Agent and Borrowers, of a counterpart of this Amendment signed on behalf of such party; and
(b)    As a condition to this Amendment (other than the formation of Newco), Administrative Agent shall have received certified copies of the following documents on the date of, or promptly following the closing of the San Juan Acquisition Transaction: (i) a final draft of the Purchase Agreement and all schedules thereto, (ii) a final draft of the San Juan Loan Agreement and all schedules and ancillary documents executed in connection therewith, (iii) all documentation evidencing the Newco Equity Investment, (iv) each PNM Agreement, and (v) the BHP Indemnification Agreements, all of which shall be in form and substance acceptable to the Administrative Agent. In addition to the foregoing, final execution copies of the foregoing documents and all material agreements executed in connection therewith shall be provided to the Administrative Agent within five (5) Business Days of closing of the foregoing transactions.
Section 5.    Representations and Warranties; No Default.
(a)    After giving effect to the information set forth on the Supplemental Schedule 11.9 attached hereto as Exhibit D, the representations and warranties of the Borrowers set forth in Section 11 of the Loan Agreement shall be deemed made or remade, as applicable, by each Borrower as of the date hereof, and shall be true and correct in all

8
CHICAGO/#2796156.9

material respects as of the date hereof after giving effect to the transactions which are subject to the consents set forth in Section 1 herein except to the extent that such representation or warranty expressly relates to a specified earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date.
(b)    Each Borrower represents and warrants to the Administrative Agent and the Lenders that:
(i)    The execution and delivery by such Borrower of this Amendment and the performance by it of the transactions herein contemplated (i) are and will be within its organizational powers, (ii) have been authorized by all necessary organizational action and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or contract to which such Borrower is a party or by which the property of such Borrower is bound, or be in violation of, result in a breach of, or constitute with due notice and/or lapse of time a default under any such indenture, agreement or contract, which contravention, violation or breach would reasonably be expected to have a Material Adverse Effect or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Borrower (other than Permitted Liens); and
(ii)    No Default or Event of Default has occurred and is continuing.
Section 6.    Affirmation. Except as specifically amended pursuant to the terms hereof, the Loan Agreement and the other Loan Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the Borrowers. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof, there are no claims, counterclaims, offsets or defenses arising out of or with respect to the Obligations. Each Borrower hereby confirms its existing grant to the Administrative Agent, for its benefit and the benefit of the Lenders, of a lien on and security interest in the Collateral. Each Borrower hereby reaffirms that all liens and security interests at any time granted by it to the Administrative Agent, for its benefit and the benefit of the Lenders, continue in full force and effect and secure and shall continue to secure the Obligations. Nothing herein contained is intended to in any manner impair or limit the validity, priority and extent of the Administrative Agent’s existing security interest in and liens upon the Collateral, after giving effect to the transactions which are subject to the consents set forth in Section 1 herein. Any and all references to the Loan Agreement in each of the Loan Documents shall be deemed to refer to and include this Amendment.
Section 7.    Fees and Expenses. Each Borrower agrees to comply with Section 4.3.4 of the Loan Agreement, in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment. In addition to the foregoing, the Borrowers agree to pay to the Administrative Agent, for the pro-rata benefit of the Lenders, an amendment fee of $30,000 which shall be fully earned and non-refundable as of the date hereof.

9
CHICAGO/#2796156.9

Section 8.    Miscellaneous.
(a)    Each Borrower hereby agrees to take all such actions and to execute and/or deliver to the Administrative Agent all such documents, assignments, financing statements and other documents as the Administrative Agent may reasonably require from time to time, to effectuate and implement the purposes of this Amendment and the other Loan Documents.
(b)    This Amendment shall be binding on and shall inure to the benefit of the Borrowers, the Administrative Agent, the Lenders and their respective successors and (to the extent permitted under the Loan Agreement) assigns. No rights are intended to be created hereunder for the benefit of any third-party donee, creditor or incidental beneficiary.
(c)    Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
(d)    The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.
(e)    This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Execution and delivery by facsimile or other electronic transmission shall bind the undersigned. Receipt of an executed signature page to this Amendment by facsimile or other electronic transmission shall constitute effective delivery thereof and shall be deemed an original signature hereunder.
(f)    No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.
(g)    The terms and conditions of this Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois excluding conflict of laws statutes or common law principles that would result in the application of laws other than the internal laws of the State of Illinois.
(h)    EACH OF THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE LENDERS, BY THE EXECUTION OR ACCEPTANCE OF THIS AMENDMENT, WAIVES ITS AND THEIR RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AMENDMENT, ANY OF THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL.
[SIGNATURE PAGES FOLLOW]

10
CHICAGO/#2796156.9

11
CHICAGO/#2796156.9

(Signature Page to Consent and Fourth Amendment to Second Amended and Restated Loan and Security Agreement)

IN WITNESS WHEREOF, the parties hereto have duly executed this Consent and Fourth Amendment to Second Amended and Restated Loan and Security Agreement as of the date first above written.

US BORROWERS:	WESTMORELAND COAL COMPANY, a Delaware corporation By: /s/ Jason William Veenstra Jason William Veenstra Chief Financial Officer and Treasurer
WESTMORELAND ENERGY LLC, a Delaware limited liability company By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WESTMORELAND – NORTH CAROLINA POWER, L.L.C., a Virginia limited liability company By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WEI-ROANOKE VALLEY, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WESTMORELAND – ROANOKE VALLEY, L.P., a Delaware limited partnership By: WEI-Roanoke Valley, Inc., its general partner By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary

CHICAGO/#2796156

(Signature Page to Consent and Fourth Amendment to Second Amended and Restated Loan and Security Agreement)

US BORROWERS:
WESTMORELAND PARTNERS, a Virginia general partnership
By: Westmoreland-Roanoke Valley, L.P., its general partner
   By: WEI-Roanoke Valley, Inc.,
its general partner
   By:   /s/ Samuel N. Hagreen
              Samuel N. Hagreen
              Secretary
By: Westmoreland-North Carolina Power, L.L.C., its general partner
By:   /s/ Samuel N. Hagreen
        Samuel N. Hagreen
        Secretary

WESTMORELAND RESOURCES, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WESTMORELAND COAL SALES COMPANY, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WRI PARTNERS, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
US BORROWERS:	WCC LAND HOLDING COMPANY, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary

CHICAGO/#2796156

(Signature Page to Consent and Fourth Amendment to Second Amended and Restated Loan and Security Agreement)

WESTMORELAND CANADA LLC, a Delaware limited liability company By: /s/ Jason William Veenstra Jason William Veenstra President and Treasurer
WESTMORELAND ENERGY SERVICES, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WESTMORELAND MINING LLC, a Delaware limited liability company By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WESTERN ENERGY COMPANY, a Montana corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
TEXAS WESTMORELAND COAL CO., a Montana corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
US BORROWERS:	WESTMORELAND SAVAGE CORPORATION, a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
DAKOTA WESTMORELAND CORPORATION, a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary

CHICAGO/#2796156

(Signature Page to Consent and Fourth Amendment to Second Amended and Restated Loan and Security Agreement)

BUCKINGHAM COAL COMPANY, LLC, an Ohio limited liability company By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
CANADIAN BORROWERS:
WESTMORELAND CANADIAN INVESTMENTS, L.P., a limited partnership organized and existing under the laws of the Province of Quebec
By: Westmoreland Canada LLC,
its general partner
   By:   /s/ Jason William Veenstra
        Jason William Veenstra
        President and Treasurer

WESTMORELAND CANADA HOLDINGS, INC., a corporation organized and existing under the laws of the Province of Alberta
By:   /s/ Jason William Veenstra
   Jason William Veenstra
   Vice President of Finance and Treasurer

CANADIAN BORROWERS:
WESTMORELAND PRAIRIE RESOURCES INC., a corporation organized and existing under the laws of the Province of Alberta
By:   /s/ Jason William Veenstra
   Jason William Veenstra
   Vice President of Finance and Treasurer

PRAIRIE MINES & ROYALTY ULC, an unlimited liability company organized under the laws of the Province of Alberta
By:   /s/ Jason William Veenstra
   Jason William Veenstra
   Vice President of Finance and Treasurer

CHICAGO/#2796156

(Signature Page to Consent and Fourth Amendment to Second Amended and Restated Loan and Security Agreement)

WCC BV:
WCC HOLDING B.V., a B.V. organized and existing under the laws of the Netherlands
By:   /s/ Jason William Veenstra
   Jason William Veenstra
   Managing Director A
By:  /s/ R.H.W. Funnekotter
   R.H.W. Funnekotter
   Managing Director B

CHICAGO/#2796156

(Signature Page to Consent and Fourth Amendment to Second Amended and Restated Loan and Security Agreement)

ADMINISTRATIVE AGENT AND A LENDER:	THE PRIVATEBANK AND TRUST COMPANY By: /s/ Douglas Colletti Douglas Colletti Managing Director

CHICAGO/#2796156

(Signature Page to Consent and Fourth Amendment to Second Amended and Restated Loan and Security Agreement)

LENDER:	BANK OF THE WEST By: /s/ Philip Garlinhouse Philip Garlinghouse Vice President

CHICAGO/#2796156

EXHIBIT A
CIMARRON INDEMNIFICATION AGREEMENT

CHICAGO/#2796156

EXHIBIT B
FRUITLAND INDEMNIFICATION AGREEMENT

CHICAGO/#2796156

EXHIBIT C

Westmoreland - Compliance Test
In US$ million unless otherwise noted

San Juan inputs

Debt	$125.0
EBITDA	$56.4

Pro forma metrics

All figures shown on an LTM basis		WLB	SJCC	Pro forma

Revolver ($50 mm)		--	--	--
Sr. Secured Term Loan due 2020		$328.0	--	$328.0
Sr. Secured Notes due 2022		$350.0	--	$350.0
Incremental New Debt for San Juan		--	$125.0	$125.0
Total Debt		$678.0	$125.0	$803.0

WLB		$155.0	--	$155.0
San Juan		--	$56.4	$56.4
Distributions from WMLP		$16.0	--	$16.0
Total EBITDA		$171.0	$56.4	$227.4

Total Debt / EBITDA		3.96x	2.22x	3.53x

Source: Management

CHICAGO/#2796156

EXHIBIT D
Supplemental Schedule 11.9 to Loan Agreement
(See attached)

CHICAGO/#2796156

Supplemental Schedule 11.9 - Affiliate Transactions
to the Consent and Fourth Amendment to Second Amended and Restated Loan and Security
Agreement dated as of January 29, 2016, by and among Westmoreland Coal Company, et al. and the
PrivateBank and Trust Company

1.	Services Agreement dated as of January 31, 2016 among Westmoreland Coal Company and San Juan Coal Company.

CHICAGO/#2796156